UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2017

ENER-CORE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37642	45-0525350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8965 Research Drive

Irvine, California 92618

(Address of principal executive offices) (Zip Code)

(949) 616-3300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Offer Letter

As described in Item 5.02 below, effective as of May 3, 2017, Ener-Core, Inc. (the “Company”) became bound to the terms an offer letter (the “Offer Letter”) with James Reiman in connection with his appointment to the Board of Directors of the Company (the “Board”). Additional information regarding the Offer Letter is incorporated herein by reference to “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” of this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignation

On May 3, 2017, Jeffrey Horn notified the Company that he was resigning from the Board, effective immediately, for personal reasons related to his other professional commitments. Mr. Horn’s resignation was not due to any matter related to the Company’s operations, policies or practices, Mr. Horn’s experience while serving on the Board or any disagreement with the Board or management team.

Director Appointment; Offer Letter

Effective as of May 3, 2017, the Board appointed James Reiman to fill a vacancy on the Board. Mr. Reiman has not yet been appointed as a member of any committee of the Board. Mr. Reiman is an “independent director” for purposes of the Company’s Corporate Governance Guidelines, with reference to the relevant rules of the national securities exchanges in the United States, although such definitions do not currently apply to the Company because its securities are not listed on a national securities exchange.

Mr. Reiman accepted the foregoing appointment pursuant to an Offer Letter from the Company, which became effective as of May 3, 2017 (the “Effective Date”), which provides for the grant of an option (the “Option”) under the Company’s 2015 Omnibus Incentive Plan (the “2015 Plan”), granted as of the Effective Date, to purchase 25,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at an exercise price per share of $2.50, which price is at or above the fair market value per share of Common Stock on such date. In addition, Mr. Reiman will be entitled to reimbursement for reasonable travel expenses incurred to attend meetings of the Board, in accordance with the Company’s expense reimbursement policy as in effect from time to time, as well as to indemnification in his capacity as a director. Mr. Reiman is also entitled to an annual director’s fee of $40,000.

In connection with the above-described Option, the Company and Mr. Reiman entered into a stock option agreement (the “Option Agreement”), in the form provided by the 2015 Plan. The Option Agreement provides for 1/4 of the total number of shares underlying the Option to vest after twelve months and 1/48 of the total number of shares underlying the Option to vest each month commencing each month thereafter. The Option will expire on May 3, 2027 and will become fully exercisable immediately prior to, and contingent upon, a “Change in Control” (as defined in the 2015 Plan).

The Offer Letter and the Option Agreement are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to such exhibits.

Mr. Reiman brings more than 30 years of management, financial and legal experience with international and domestic public and private companies. He was the founder, CEO and Managing Member of Aerofficient LLC, which designed and manufactured aerodynamic fairings for heavy-duty truck trailers. During his time at Aerofficient LLC, Mr. Reiman codeveloped and co-invented technologies that have been awarded 19 patents. Mr. Reiman also previously served as CEO and Chairman of EBT Digital Communications Retail Group, a large retailer of mobile phones based in Shanghai, China that was listed on the London Stock Exchange’s AIM market. As CEO and then Chairman of EBT, Mr. Reiman successfully implemented a turnaround strategy and managed EBT’s growth from 33 to over 225 stores in five years and into one of China’s largest and most respected retailers of mobile phones. Prior to EBT, Mr. Reiman practiced law as a commercial transactions attorney with U.S. law firms.

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Mr. Reiman currently serves as a lecturer and negotiation coach at elite business schools in the U.S. and abroad, and serves as a mediator and arbitrator of domestic and international commercial disputes. He is a negotiation coach for the Oxford Programme on Negotiation (OPN) at the University of Oxford, Saïd Business School, and lectures at other universities on topics related to negotiation, corporate governance, international arbitration, conducting business in China, strategic decision making and risk management. He is a graduate of Columbia University (BA) and the Northwestern University School of Law (JD), and holds a certificate from the Advanced Executive Program at the Kellogg School of Management at Northwestern University. He is also a Board Leadership Fellow of the National Association of Corporate Directors.

The Board concluded that Mr. Reiman’s extensive experience as a business executive in high growth technology companies and his legal background, including experience with arbitration and negotiation, made his appointment to the Board appropriate. There is no family relationship between Mr. Reiman and any of the registrant’s current directors, executive officers or persons nominated or charged to become directors or executive officers, or those of the Company’s subsidiary. There are no transactions between the registrant and Mr. Reiman that would require disclosure under Item 404(a) of Regulation S-K.

In connection with Mr. Reiman’s appointment to the Board, the Company also entered into an indemnification agreement with Mr. Reiman, substantially in the form previously filed with the Securities and Exchange Commission by the Company.

Item 7.01	Regulation FD Disclosure.

On May 8, 2017, the Company issued a press release regarding the appointment of Mr. Reiman to the Board, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Offer Letter to James Reiman, effective May 3, 2017
10.2	Option Agreement dated May 3, 2017 between Ener-Core, Inc. and James Reiman
99.1	Press Release dated May 8, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENER-CORE, Inc.

Dated: May 8, 2017	By:	/s/ Domonic J. Carney
Domonic J. Carney
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Offer Letter to James Reiman, effective May 3, 2017
10.2	Option Agreement dated May 3, 2017 between Ener-Core, Inc. and James Reiman
99.1	Press Release dated May 8, 2017

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